Exhibit 99.1

To:	The Board of Directors
Sport Chalet, Inc.

The undersigned hereby resigns from the Board of Directors of, and as the Chairman Emeritus of, Sport Chalet, Inc., effective as of the close of business on Thursday, March 15, 2007.

/s/ Norbert Olberz Norbert Olberz